UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2020

Urovant Sciences Ltd.

(Exact name of Registrant as Specified in Its Charter)

Bermuda	001-38667	98-1463899
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1, 3rd Floor 11-12 St. James’s Square London SW1Y 4LB United Kingdom	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

+44 (0) 207 400 3347

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.000037453 par value	UROV	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of April 1, 2020, Urovant Sciences Ltd. (“we,” “our,” “us” or the “Company”) entered into an updated form indemnification agreement (the “Updated Form Indemnification Agreement”) with (i) each of our executive officers (Mr. James A. Robinson, Principal Executive Officer and Director; Ms. Cornelia Haag-Molkenteller, M.D., Ph.D., Chief Medical Officer; Mr. Bryan E. Smith, General Counsel; Mr. Ajay Bansal, Principal Financial Officer; Ms. Christine G. Ocampo, Principal Accounting Officer; and Ms. Nori Ebersole, Chief Human Resources Officer), and (ii) each of our non-employee directors (Ms. Myrtle Potter, Dr. Shigeyuki Nishinaka, Ph.D., Dr. Sef Kurstjens, M.D., Ph.D., and Mr. Pierre Legault) (collectively, the “Indemnitees”). We also anticipate entering into the Updated Form Indemnification Agreement with any new officers and directors. Pursuant to the Updated Form Indemnification Agreement, among other things and subject to certain exceptions, the Company will continue to indemnify and advance certain expenses and costs incurred by each Indemnitee in connection with any threatened, pending or completed action, suit, proceeding, investigation, or alternative dispute resolution arising by reason of his or her service as a director or officer, to the fullest extent permitted by applicable law.

The Updated Form Indemnification Agreement supersedes the previously existing form indemnification agreement entered into between the Company and the Indemnitees, which was filed as Exhibit 10.2 to Amendment No. 3 to the Company’s Registration Statement on Form S-1 filed with the U.S. Securities and Exchange Commission on August 30, 2018. Our Board of Directors adopted the Updated Form Indemnification Agreement, among other things, to incorporate certain updates that reflect market indemnification practices and clarify the scope of the Indemnitees’ rights under the agreement.

The foregoing description of the Updated Form Indemnification Agreement is qualified in its entirety by reference to the complete text of the Updated Form Indemnification Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Form of Indemnification Agreement with officers and directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UROVANT SCIENCES LTD.

Dated: April 6, 2020

	By:	/s/ Christine G. Ocampo
Christine G. Ocampo
Principal Accounting Officer